                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance California Municipals Fund), that:

  (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance California Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance California Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance California Municipals
Fund)

Date: May 20, 2004
      ------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 20, 2004


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Florida Municipals Fund), that:

  (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Florida Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Florida Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance Florida Municipals Fund)

Date: May 20, 2004
      ------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 20, 2004
      ------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Massachusetts Municipals Fund), that:

  (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Massachusetts Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Massachusetts Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance Massachusetts Municipals
Fund)

Date: May 20, 2004
      ------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 20, 2004
      ------------


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Mississippi Municipals Fund), that:

  (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Mississippi Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Mississippi Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance Mississippi Municipals
Fund)

Date: May 20, 2004
      ------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 20, 2004


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance New York Municipals Fund), that:

  (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance New York Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance New York Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance New York Municipals Fund)

Date: May 20, 2004
      ------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 20, 2004


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Ohio Municipals Fund), that:

  (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Ohio Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Ohio Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance Ohio Municipals Fund)

Date: May 20, 2004
      ------------


 /s/ James L. O'Connor
----------------------------------------------
James L. O'Connor
Treasurer

Date: May 20, 2004
      ------------


 /s/ Thomas J. Fetter
----------------------------------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance Rhode Island Municipals Fund), that:

  (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance Rhode Island Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance Rhode Island Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance Rhode Island Municipals
Fund)

Date: May 20, 2004
      ------------


/s/ James L. O'Connor
---------------------
James L. O'Connor
Treasurer

Date: May 20, 2004


/s/ Thomas J. Fetter
--------------------
Thomas J. Fetter
President

                                                             Exhibit 99.Cert.906

FORM N-CSR ITEM 11(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Eaton Vance Municipals Trust (the "Trust") (on behalf of Eaton Vance West Virginia Municipals Fund), that:

  (a) the Semi-Annual Report of the Trust (on behalf of Eaton Vance West Virginia Municipals Fund) on Form N-CSR for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Trust (on behalf of Eaton Vance West Virginia Municipals Fund) for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE TRUST AND WILL BE RETAINED BY THE TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Eaton Vance Municipals Trust (On behalf of Eaton Vance West Virginia Municipals
Fund)

Date: May 20, 2004
      ------------


  /s/ James L. O'Connor
---------------------------------------------
James L. O'Connor
Treasurer

Date: May 20, 2004
      ------------


  /s/ Thomas J. Fetter
---------------------------------------------
Thomas J. Fetter
President